ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2025
Business combinations and discontinued operations [Abstract]
Acquisitions and Divestitures	Acquisitions and Divestitures

a)    Loulo-Gounkoto
On November 24, 2025, Barrick announced that an
agreement had been entered into with the Government of
the Republic of Mali to put an end to all disputes regarding the Loulo and Gounkoto mines. The provisional
administration of the Loulo-Gounkoto complex was
terminated on December 16, 2025, at which point
operational control was handed back to Somilo and
Gounkoto's management. Refer to note 35 for further
details.
We have determined that this represents a
business combination with Barrick identified as the acquirer.
We have determined the acquisition price should be equal
to the fair value of Barrick’s 80% investment in the equity of
Société des Mines de Loulo SA (“Somilo”) and Société des
Mines de Gounkoto SA (“Gounkoto”).
We have determined the fair value of Barrick’s
existing interest in Loulo-Gounkoto immediately before the
acquisition of control, which represents the fair value of the consideration in the transaction. We have also determined
the fair value of the non-controlling interest and performed a provisional allocation of the purchase price to identified
assets and liabilities.
The tables below present the provisional allocation
of the purchase price to the assets and liabilities acquired.
This allocation is provisional as we have not had sufficient time to complete the final analysis and allocation of fair
values, primarily the property, plant and equipment, and we
expect to complete this process in 2026.

($ millions)
Fair value of Loulo-Gounkoto (100%)	$3,220
Fair value of Loulo-Gounkoto (80%)	2,576

Provisional fair value allocation at acquisition
Cash	$71
Other current assets	154
Inventory	629
Property, plant and equipment	3,131
Other long-term assets	120
Total assets	$4,105
Current liabilities	$347
Deferred income tax liabilities	474
Lease liabilities	17
Provisions	47
Other liability to Loulo-Gounkoto NCI	240
Total liabilities	$1,125
Non-controlling interests	404
Net assets acquired	$2,576
We primarily used a discounted cash flow model (being the
net present value of expected future cash flows) to
determine the fair value of the mining interests and used a
depreciated replacement cost approach in determining the
fair value of property, plant and equipment. Expected future cash flows are based on estimates of future gold prices
inclusive of a $3,000/oz long-term gold price and projected
future revenues, estimated quantities of ore reserves and
mineral resources, including expected conversions of
resources to reserves, expected future production costs
and capital expenditures based on the life of mine plans for the mines as at the acquisition date. A WACC of 16% was
applied in the discounted cash flow model.
Since it has been consolidated from December 16,
2025, Loulo-Gounkoto contributed revenue of $505 million
and net income of $16 million for the year ended
December 31, 2025. If the acquisition had occurred on
January 1, 2025, consolidated revenue and consolidated
net income would have been $1,036 million and
$484 million, respectively. The fair value of accounts
receivable was $92 million (included in other current assets)
as at December 16, 2025, which was equivalent to the
contractual amount.
b)    Tongon
On October 6, 2025, Barrick announced that it reached an
agreement to sell its interests in the Tongon gold mine
(“Tongon”) and certain of its exploration properties in Côte
d’lvoire to the Atlantic Group for total consideration of up to
$305 million. The consideration is composed of cash
consideration of $192 million, inclusive of a $23 million
shareholder loan repayment within six months of closing,
and contingent cash payments totaling up to $113 million
payable based on the price of gold over 2.5 years and
resource conversions over 5 years. The transaction closed
on December 1, 2025 and we recognized a gain on sale of
$134 million and contingent consideration of $113 million in
Q4 2025.
c)    Hemlo
On September 11, 2025, Barrick announced that it reached
an agreement to sell the Hemlo Gold Mine (“Hemlo”) in
Canada to Carcetti Capital Corp., which was renamed to
Hemlo Mining Corp. (“HMC”). The sale agreement provides
for gross proceeds of up to $1.09 billion, consisting of
$875 million of cash proceeds due on closing, HMC shares
with an aggregate value of $50 million, and a production
and tiered gold price-linked cash payment structure of up to
$165 million starting in January 2027 for a five-year term.
The transaction closed on November 26, 2025 and we
recognized a gain on sale of $545 million and contingent
consideration of $22 million in Q4 2025.
d)    Alturas
On August 8, 2025, Barrick announced that it reached an
agreement to sell the Alturas Project in Chile to a subsidiary of Boroo Pte Ltd (Singapore) (“Boroo”) for an up-front cash
payment of $50 million. In addition, Barrick was granted a
0.5% net smelter return royalty on gold and silver produced
from the Project, which will terminate once 2 million ounces of gold and gold-equivalent have been produced. Boroo
may repurchase the royalty within four years from closing
for $10 million. The transaction closed on November 7,
2025 and we recognized a gain on sale of $53 million in Q4
2025.
e)    Donlin Gold
On April 22, 2025, Barrick announced it entered into an
agreement to sell its 50% interest in the Donlin Gold project located in Alaska, USA to affiliates of Paulson Advisers LLC and NOVAGOLD Resources Inc. (“NOVAGOLD”) for total
cash consideration of $1 billion. In addition, Barrick has
granted NOVAGOLD an option to purchase the outstanding
debt owed to Barrick (value of $168 million as at
December 31, 2025, classified as FVPL and presented in
Other Assets) in connection with the Donlin Gold project for
$90 million if purchased prior to closing, or for $100 million if purchased within 18 months from closing, when the option
expires. If that option is not exercised, the debt will remain outstanding, substantially in accordance with its existing
terms which would largely defer repayment to the
commencement of production.
The transaction closed on June 3, 2025 and we
recognized a gain on sale of $745 million in Q2 2025. In
addition, NOVAGOLD did not exercise the option to
purchase the outstanding debt owed to Barrick at closing,
but retains the option to purchase the outstanding debt for
$100 million within 18 months from closing.